ITEM 77: ATTACHMENTS

SUB-ITEM 77C: Submission of matter to a vote of security holders

(a) A Special Meeting of the Shareholders of the JNL Series Trust held December 1, 2003.

(b) If the meeting involved the election of directors, state the name of each director elected at the meeting and the names of all other directors now in office:

                  Elected: Michael Bouchard
                           Michelle Engler

                  Current: Dominic D'Annunzio
                           Joseph Frauenheim
                           Richard McLellan
                           Andrew B. Hopping
                           Robert A. Fritts


(c) Describe each matter voted upon at the meeting and state the number of affirmative votes and the number of negative votes cast with respect to each matter:

     1. To vote on the election of two additional Trustees to the Board of Trustees, each of whom will serve until his or her successor is elected and qualified:

          Election of Michael Bouchard

          FOR                            AGAINST               WITHHOLD
          ---                            -------               -------
          731,887,734.540                   0                  19,139,505.431

          Election of Michelle Engler

          FOR                            AGAINST               WITHHOLD
          ---                            -------               -------
          731,186,337.357                   0                  19,840,902.614


     2. To approve an amendment to the Trust's Brokerage Enhancement Plan pursuant to Rule 12b-1 under the 1940 Act approving a 12b-1 fee for all Funds except the S&P/JNL Funds.

          AIM/JNL LARGE CAP GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          2,148,985.215                      122,653.112        135,464.335

          AIM/JNL PREMIER EQUITY II FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          2,083,032.390                      25,444.704         34,098.594

          AIM/JNL SMALL CAP GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          2,551,069.316                      103,961.311        122,536.936

          ALGER/JNL GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          14,918,172.929                     512,017.097        620,447.747

          ALLIANCE CAPITAL/JNL GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          12,138,567.652                     114,367.150        148,111.823

          EAGLE/JNL CORE EQUITY FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          15,441,113.506                     102,414.153        137,317.221

          EAGLE/JNL SMALLCAP EQUITY FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          6,299,043.983                      188,182.625        210,013.945

          JANUS/JNL AGGRESSIVE GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          13,951,310.256                     749,013.367        635,457.904

          JANUS/JNL BALANCED FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          10,582,911.550                     310,304.215        542,659.189

          JANUS/JNL CAPITAL GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          11,222,834.911                     767,763.115        537,136.580

          JANUS/JNL GLOBAL EQUITIES FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          10,995,072.136                     617,315.055        721,869.585

          JANUS/JNL GROWTH & INCOME FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          2,152,763.885                      92,830.551         135,588.999

          JPMORGAN/JNL S&P 500 STOCK INDEX FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          8,237,148.790                      133,512.687        70,615.447

          JPMORGAN/JNL INTERNATIONAL VALUE FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          1,747,349.140                      69,899.026         140,013.134

          LAZARD/JNL MID CAP VALUE FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          9,152,326.267                      126,806.282        150,653.748

          LAZARD/JNL SMALL CAP VALUE FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          9,791,339.376                      165,589.926        126,793.429

          MELLON CAPITAL MANAGEMENT/JNL S&P 500 INDEX FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          13,642,810.261                     352,985.341        354,964.443

          MELLON CAPITAL MANAGEMENT/JNL S&P 400 MID CAP INDEX FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          4,337,592.073                      320,944.543        264,203.486

          MELLON CAPITAL MANAGEMENT/JNL SMALL CAP INDEX FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          4,385,363.741                      268,478.042        221,622.280

          MELLON CAPITAL MANAGEMENT/JNL BOND INDEX FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          5,916,692.997                      93,003.078         71,427.753

          MELLON CAPITAL MANAGEMENT/JNL INTERNATIONAL INDEX FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          6,311,134.160                      105,388.295        78,228.874

          OPPENHEIMER/JNL GLOBAL GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          8,919,370.639                      110,994.686        150,349.559

          OPPENHEIMER/JNL GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          3,381,686.034                      27,444.437         60,651.302

          PIMCO/JNL TOTAL RETURN BOND FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          23,309,410.712                     362,627.688        720,765.094

          PPM AMERICA/JNL BALANCED FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          16,428,470.474                     719,167.335        887,084.645

          PPM AMERICA/JNL HIGH YIELD BOND FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          24,856,847.580                     439,414.153        1,088,368.017

          PPM AMERICA/JNL MONEY MARKET FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          185,786,633.257                    2,796,053.635      5,727,261.233

          PPM AMERICA/JNL VALUE FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          2,728,261.473                      9,718.234          14,880.400

          PUTNAM/JNL EQUITY FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          9,074,125.797                      636,000.932        789,246.778

          PUTNAM/JNL VALUE EQUITY FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          18,131,434.656                     499,066.859        621,184.168

          PUTNAM/JNL INTERNATIONAL EQUITY FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          9,237,333.680                      499,865.713        429,644.492

          PUTNAM/JNL MIDCAP GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          3,721,239.462                      115,149.272        223,619.788

          SALOMON BROTHERS/JNL BALANCED FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          1,604,868.601                      27,871.450         229,340.059

          SALOMON BROTHERS/JNL GLOBAL BOND FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          14,541,542.761                     198,474.309        287,419.846

          SALOMON BROTHERS/JNL HIGH YIELD BOND FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          2,102,147.240                      15,746.328         33,789.220

          SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          21,551,416.128                     573,245.147        1,107,495.819

          T. ROWE PRICE/JNL ESTABLISHED GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          25,386,208.034                    490,075.599         550,898.878

          T. ROWE PRICE/JNL MID-CAP GROWTH FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          13,004,681.863                     584,098.364        602,307.724

          T. ROWE PRICE/JNL VALUE FUND

          FOR                                AGAINST            ABSTAIN
          ---                                -------            -------
          29,239,073.778                     216,709.966        327,053.344


     3. To approve a change in sub-adviser and a new Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM"), the Funds' adviser, and Curian Capital, LLC ("Curian"), for Curian to serve as sub-adviser to the following Funds only: Mellon Capital Management/JNL S&P 500 Index Fund; Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund; Mellon Capital Management/JNL Small Cap Index Fund; JPMorgan/JNL Enhanced S&P 500 Stock Index Fund.

          MELLON CAPITAL MANAGEMENT/JNL S&P 500 INDEX FUND

          FOR                                AGAINST                ABSTAIN
          ---                                -------                -------
          13,758,136.910            251,649.101                     340,974.034

          MELLON CAPITAL MANAGEMENT/JNL S&P 400 MID CAP INDEX FUND

          FOR                                AGAINST                ABSTAIN
          ---                                -------                -------
          4,495,096.771             199,349.486                     228,293.845

          MELLON CAPITAL MANAGEMENT/JNL SMALL CAP INDEX FUND

          FOR                                AGAINST                ABSTAIN
          ---                                -------                -------
          4,490,289.161             169,424.298                     215,750.604

          JPMORGAN/JNL S&P 500 STOCK INDEX FUND

          FOR                                AGAINST                ABSTAIN
          ---                                -------                -------
          8,312,098.685             41,172.077                      88,006.162


         (d) Not Applicable.